CERTIFICATION OF PRINCIPAL CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-QSB OF AVVAA WORLD HEALTH CARE PRODUCTS, INC. FOR THE QUARTER ENDING AUGUST 31, 2003, I, CHARLES AUSTIN, CHIEF FINANCIAL OFFICER OF AVVAA WORLD HEALTH CARE PRODUCTS, INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such quarterly report of Form 10-QSB for the period ending August 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended August 31, 2003, fairly represents in all material respects, the financial condition and results of operations of AVVAA WORLD HEALTH CARE PRODUCTS, INC.


Dated:    October 19, 2003

AVVAA WORLD HEALTH CARE PRODUCTS, INC.



By:  /s/ Charles Austin
-----------------------------------------
Chief Financial Officer